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                                                                    Exhibit 10.6


THIS AMENDED AND RESTATED SHAREHOLDERS AGREEMENT made this _________ day of April, 1999.

BETWEEN:

              CAPITAL ENVIRONMENTAL RESOURCE INC., a corporation incorporated pursuant to the laws of the Province of Ontario (the "Corporation")

              - and -

              The holders of Common Shares of the Corporation listed in Schedule 1 to this Agreement (collectively, the "Common Shareholders")

              - and -

              The holders of the Preference Shares of the Corporation listed in
              Schedule 2 to this Agreement (collectively, the "Preference Shareholders")

              - and -

              The holders of the Warrants of the Corporation listed in Schedule 3 to this Agreement (collectively, the "Warrant Holders")

       WHEREAS the Corporation, the Preference Shareholders, and the Warrant Holders are parties to a shareholders agreement dated July 16, 1997 as amended by agreements INTER ALIA adding certain of the Common Shareholders as parties thereto dated June 16, 1998, and by further amendments dated October 8, 1998 and October 23, 1998 (collectively, the "Shareholders Agreement");

       AND WHEREAS the Corporation intends to complete an initial public offering of common shares pursuant to a registration statement on Form F-1 to be filed with the United States Securities and Exchange Commission under the U.S. SECURITIES ACT OF 1933, as amended, in April or May of 1999 (the "Initial Public Offering");

       AND WHEREAS each of the Preference Shareholders have agreed that the convertible Preference Shares held by them, as set out in Schedule 2 hereto, shall be automatically converted into common shares coincident with the closing of the Initial Public Offering, provided that the issue price to the public of the common shares of the Corporation on such Initial Public Offering is not less than U.S. $18.00 per share (prior to taking into account any subdivision of the common stock authorized in connection with such Initial Public Offering) (a "Qualifying Public Offering");

       AND WHEREAS as a result of the conversion, the Preference Shareholders will be the holders of that number of common shares set opposite their respective names in Schedule 2 hereto;

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       AND WHEREAS the parties wish to amend and restate the Shareholders
Agreement conditional on and effective upon the closing of a Qualifying Public Offering to, among other things, restate the rights of the parties as shareholders of the Corporation.

       AND WHEREAS the parties intend that upon the closing of a Qualifying Public Offering this Agreement shall supersede all prior agreements, understandings, negotiations and discussions whether oral or written entered into between the parties in respect of their shareholdings in the Corporation, including without limitation the Shareholder Agreement dated July 16, 1997, as amended by Agreements dated June 16, 1998, October 8, 1998 and October 23, 1998.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency whereof is hereby acknowledged, the Parties agree as follows:

                                    ARTICLE 1

                                 INTERPRETATION


1.1 DEFINITIONS. In this Agreement, the following terms shall have the meanings set out below unless the context requires otherwise:

       "1934 ACT" means the U.S. SECURITIES EXCHANGE ACT OF 1934, as amended, or any successor federal statute and the rules and regulations thereunder and as the same shall be in effect from time to time.

       "ACT" means the BUSINESS CORPORATIONS ACT, R.S.O. 1990, c. B16.

       "AGREEMENT" means this Agreement, including the Schedules to this Agreement, as it or they may be amended or supplemented from time to time and the expressions "HEREOF", "HEREIN", "HERETO", "HEREUNDER", "HEREBY" and similar expressions refer to this Agreement and not to any particular Section or other portion of this Agreement.

       "ARTICLES" means the Articles of Incorporation of the Corporation, as amended and restated effective upon the closing of the Qualifying Public Offering, a copy of which are annexed hereto as Exhibit A, and as the same may be amended from time to time thereafter.

       "AMENDING AGREEMENT" has the meaning ascribed to such term in Section
       4.2.

       "BUSINESS DAY" means any day except Saturday, Sunday or any day on which banks are generally not open for business in the place where the registered office of the Corporation is located.

       "CANADIAN PUBLIC OFFERING" has the meaning ascribed thereto in Section
       3.1 (e).

       "COMMON SHARES" means shares in the capital of the Corporation designated as common shares in the Articles and shall for greater certainty, include Common Shares issued to the Preference Shareholders on the conversion of their Convertible Preference Shares as set out in Schedule 2.

       "DEMAND HOLDER" has the meaning ascribed thereto in Section 3.2.

       "DEMAND REGISTRATION" has the meaning ascribed thereto in Section 3.2.

       "INCLUDING" means including without limitation and "INCLUDES" means includes without limitation.

       "OFFERING HOLDER" has the meaning ascribed thereto in Section 3.10.

       "PARTY" means a party to this Agreement and any reference to a Party includes its heirs, executors, administrators, successors and permitted assigns; and "PARTIES" means every Party.

       "PERSON" is to be broadly interpreted and includes an individual, a corporation, a partnership, a trust, an unincorporated organization, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executor, administrators or other legal representatives of an individual in such capacity.

       "REGISTRATION NOTICE" has the meaning ascribed to it in Section 3.2.

       "RESTRICTED SHARES" has the meaning ascribed to it in Section 2.1.

       "RULE 144" means Rule 144 promulgated by the U.S. Securities and Exchange Commission under the Securities Act, or any successor federal rule as the same shall be in effect from time to time.

       "RULE 144A" means Rule 144A promulgated by the U.S. Securities and Exchange Commission under the Securities Act, or any successor federal rule as the same shall be in effect from time to time.

       "SECURITIES ACT" means the U.S. SECURITIES ACT OF 1933, as amended, or any successor federal U.S. statute, and the rules and regulations thereunder, and as the same shall be in effect from time to time.

       "SHAREHOLDER" means each holder of Common Shares listed in Schedule 1 and the holders of Common Shares listed in Schedule 2 hereto following the conversion of their Convertible Preference Shares and any Person who acquires Restricted Shares in accordance with the provisions of this Agreement and for as long as such Person owns any issued shares of the Corporation; and "SHAREHOLDERS" means collectively every Shareholder.

       "SHAREHOLDER REQUEST" has the meaning ascribed thereto in Section 3.1.

       "TRANSFER" of shares includes any sale, exchange, transfer, assignment, gift, pledge, encumbrance, hypothecation, alineation, transmission or other transaction, whether voluntary, involuntary or by operation of law, by which the legal or beneficial ownership of, or a security interest or other interest in Restricted Shares passes from one Person to another, or to the same Person in a different capacity, whether or not for value.

       "WARRANT" means a warrant to purchase a Common Share of the Corporation pursuant to a Warrant Certificate (as hereinafter defined), and "WARRANTS" refers collectively to all Warrants.

       "WARRANT CERTIFICATES" refers to the Warrant Certificates issued to the Warrant Holders to purchase in the aggregate 88,889 Common Shares in the capital of the Corporation and "WARRANT CERTIFICATE" refers to any one of the Warrant Certificates.

       "WARRANT SHARES" means common shares issuable pursuant to the Warrants.

1.2 HEADINGS AND TABLE OF CONTENTS. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3 NUMBER AND GENDER. Unless the context requires otherwise, words importing the singular include the plural and VICE VERSA and wordings importing gender include all genders.

1.4 BUSINESS DAYS. If any payment is required to be made or other action is required to be taken pursuant to this Agreement on a day which is not a Business Day, then such payment or action shall be made or taken on the next Business Day.

1.5 STATUTE REFERENCES. Any reference in this Agreement to any statute or any section thereof shall, unless otherwise expressly stated, be deemed to be a reference to such statute or section as amended, restated or re-enacted or replaced from time to time.

1.6 SECTIONS AND SCHEDULE REFERENCES. Unless the context requires otherwise, references in this Agreement to Articles, Sections, Subsections or Schedules are to Articles, Sections, Subsections or Schedules of this Agreement.

                                    ARTICLE 2

                                 SHARE TRANSFERS

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2.1 RESTRICTED SHARES. Each certificate for Common Shares (including for Common
Shares issued to the Preference Shareholders on the conversion of their Convertible Preference Shares to Common Shares) issued to the Shareholders shall be stamped or imprinted with a legend substantially as follows:

                  Restrictions: The shares represented by this certificate have not been registered under the SECURITIES ACT OF 1933, as amended (the "Securities Act"), or any state securities or blue sky laws, nor have the shares been qualified for distribution to the public under the securities laws of any Province of Canada. Such shares have been acquired for investment and may not be sold, transferred, pledged, or hypothecated in the absence of an effective registration statement for such shares under the Securities Act and any state securities or blue sky laws, or a qualification for distribution to the public under the securities laws of any Province of Canada unless in the written opinion of legal counsel (which opinion is satisfactory in form and substance to the Corporation acting reasonably) that such registration or qualification is not required.

2.2 SECURITIES LAW RESTRICTIONS. No Shareholder shall Transfer any shares containing the legend set out in Section 2.1 above, unless and until (i) the Transfer is registered under the Securities Act and any applicable state securities laws, or (ii) the Corporation shall have received a written opinion of legal counsel to the Shareholder, which is satisfactory in form and substance to the Corporation's legal counsel acting reasonably, that the Transfer is exempt from the registration requirements of the Securities Act and applicable state securities laws, and /or from the prospectus and registration requirements of applicable securities laws of any relevant province of Canada.

                                    ARTICLE 3
                               REGISTRATION RIGHTS


3.1 PIGGYBACK REGISTRATIONS. If at any time after the closing of a Qualifying Public Offering, while any Shareholder holds a share certificate evidencing Common Shares which bears the restrictive legend set forth in Section 2.1 above (the "Restricted Shares"), the Corporation proposes to file a registration statement under the Securities Act to register the sale of Common Shares on a form other than Form S-4, F-4 or S-8 (or such other forms as the Securities and Exchange Commission may promulgate hereafter for registration of the sale of securities in transactions for which Forms S-4, F-4 or S-8 may be used as of the date hereof) and, other than a registration statement to be filed pursuant to
Section 3.2 hereof, it will give written notice to each Shareholder and Warrant Holder at least twenty (20) days prior to the date of the first filing of a registration statement with the U.S. Securities and Exchange Commission. Each Shareholder who is the holder of Restricted Shares at the time of receipt of such notice and each Warrant Holder (subject to compliance with the provisions of Subsection 3.1(e) may, within ten (10) days of receipt of such notice, request in writing (the "Shareholder Request") that the Corporation include in the registration statement to be filed by the Corporation that number of Restricted Shares owned by such Shareholder (the "Requesting Shareholder") and specified in the Shareholder Request and the Corporation shall include in the registration statement all of the Restricted Shares specified in the Shareholder Request subject to the following:

(a) The Corporation will pay all expenses of such registration, except that each Requesting Shareholder whose Common Shares are included in such registration shall pay all underwriting discounts and commissions applicable to its Common Shares and all accounting and legal fees and expenses of its own accountant and legal counsel, if any; provided, however, that if the expense of such registration is borne by a Person other than the Corporation, the Corporation shall pay on behalf of the Requesting Shareholder, whose Common Shares are included in such registration, a PRO RATA share of the incremental expense of such Common Shares being included in such registration.

(b) If such registration statement is for a prospective underwritten offering, the Requesting Shareholder agrees to sell its Common Shares on the same basis as the other Common Shares covered by such registration statement are being sold. Each Requesting Shareholder whose shares are to be registered pursuant to the registration statement shall be a party to the applicable underwriting agreement and shall provide customary representations, warranties, opinions and other agreements, and shall be responsible for its PRO RATA share of any underwriting fees, commissions or discounts payable to the underwriters.

(c) The Corporation may withdraw any such registration statement before it becomes effective or postpone the offering of Common Shares contemplated by such registration statement without any obligation to any Requesting Shareholder.

(d) If such registration statement is for an underwritten offering and, in the opinion of the managing underwriters or the Board of Directors of the Corporation (as determined by a resolution thereof), the inclusion in the registration statement of all or any part of the Restricted Shares specified in all Shareholder Requests received by the Corporation pursuant to this Section 3.1, would be detrimental to the proposed offering of Common Stock, the Corporation may reduce or eliminate the number of Restricted Shares to be included from all Requesting Shareholders; and, unless the Requesting Shareholder and the Corporation otherwise agree, in making such reduction, the Warrant Holders and the Preference Shareholders (notwithstanding the conversion of their shares to Common Shares coincident with the closing of the Qualifying Public Offering) shall have priority over the Common Shareholders in including their Restricted Shares in the offering and subject to a special allocation to accomplish the foregoing preference in favour of the Warrant Holders and Preference Shareholders , each Requesting Shareholder shall have Restricted Shares owned by it included in the registration statement in the same proportion that the number of its Restricted Shares requested to be included at that time bears to the total holdings of Restricted Shares that the Requesting Shareholders have requested be included in the registration statement; provided, however, in no event shall a Requesting Shareholder be entitled or required to include a greater number of Restricted Shares in the registration statement than are specified in the Shareholder Request.

(e) In requesting the inclusion of Restricted Shares in the registration statement pursuant to Section 3.1, a Requesting Shareholder may include Common Shares to be acquired on the exercise of Warrants, provided such Warrants are then exercisable and the Warrant Holder shall have acquired the Common Shares to be included pursuant to the exercise of the Warrants in accordance with the terms thereof prior to the closing of the sale of such Common Shares pursuant to the registration statement. .

(f) If, at any time while Restricted Shares are outstanding, the Corporation proposes to file a prospectus or otherwise qualify any Common Shares for offering to the public in any province in Canada (a "Canadian Public Offering") then any Shareholder and Warrant Holder who would have piggyback registration rights in accordance with the foregoing provisions of this Section 3.1 if those provisions become operative shall be afforded the opportunity to have its Common Shares qualified for participation in the Canadian Public Offering on the terms and conditions set out above.

3.2 DEMAND REGISTRATION. At any time after the expiration of one hundred and eighty (180) days following the closing of the Qualifying Public Offering and prior to the expiration or termination of this Agreement, holders of a majority of the then outstanding Restricted Shares and of the Warrant Shares taken together (the "Demand Holders") may make a written request to the Corporation (the "Demand") for registration under the Securities Act of all or part of the Restricted Shares held by the Demand Holders issuing the Demand, and which request shall specify the number of Restricted Shares (including Warrant Shares issuable on the exercise of Warrants that are then exercisable) and the intended method of distribution thereof and as soon as practicable thereafter, the Corporation will cause a registration on Form S-1 or F-1 (on form S-2, F-2, or S-3 or F-3 if any of such forms can be used) under the Securities Act , or any comparable form then in force, as selected by the Corporation in its discretion from time to time, to be filed covering the Restricted Shares specified in the Demand (the "Demand Registration") and shall use its best efforts to cause the registration statement to become effective, subject to the following:

(a) Within ten (10) days after receipt of the Demand, the Corporation shall give written notice (the "Registration Notice") of the Demand to all other Demand Holders who did not join in the Demand. Subject to the applicable provisions of Section 3.1 (to the extent the same are not inconsistent with the provisions of this Section 3.2)) and this Section 3.2, the Corporation will include in the Demand Registration all Restricted Shares of such other Demand Holders and with respect to which the Corporation has received written request for inclusion therein within ten (10) days after the receipt by such other Demand Holders of the Registration Notice. All requests made pursuant to this Section 3.2(a) will specify the aggregate number of Restricted Shares to be registered and also will specify the intended methods of disposition thereof. In requesting the inclusion of Restricted Shares in the registration statement pursuant to this Section 3.2(a), the Warrant Holders may specify Common Shares which could then be acquired by each Warrant Holder pursuant to the exercise of the Warrant provided that such Warrant Holder shall have acquired

       Common Shares pursuant to the exercise of the Warrant in accordance with the terms thereof prior to the closing of the offering of such shares pursuant to the Demand Registration..

(b) Except as provided in Section 3.2(d) the Demand Holders shall not be entitled to more than two Demand Registrations pursuant to this Section
       3.2 provided that no Demand Registration shall be counted toward this total unless and until declared effective by the Securities and Exchange Commission. The Demand Holders issuing the Demand may withdraw their request for a Demand Registration before it becomes effective provided that they reimburse the Corporation for out-of-pocket expenses incurred in connection with the Demand Registration and in such event the same shall not be counted as a Demand Registration pursuant to this Section 3.2.

(c) If any request for a Demand Registration is for an underwritten public offering, such public offering shall be lead managed by an underwriter or underwriters of recognized national stature in the United States of America, selected by the Corporation.

(d) If the managing underwriter or underwriters of any Demand Registration advises the Corporation in writing that in its or their opinion the number of securities proposed to be sold in such Demand Registration exceeds the number which can be sold in such offering, the Corporation will include in such registration only the number of Restricted Shares, if any, which in the opinion of such underwriter or underwriters, should be so included, and the Warrant Holders and the Preference Shareholders (notwithstanding the conversion of their shares to common shares coincident with the closing of the Qualifying Public Offering) shall have priority over the Common Shareholders in including their shares in the offering and subject to a special allocation to accomplish the foregoing preference in favour of the Warrant Holders and Preference Shareholders, Restricted Shares of the Demand Holders shall be excluded PRO RATA among all Demand Holders that have requested Common Shares to be included in such Demand Registration in the same proportion that their total holdings of Restricted Shares eligible for inclusion in the registration statement at that time bears to the total holdings of Restricted Shares eligible for inclusion in the registration statement of all Demand Holders requesting inclusion; provided, however that (i) if one third (1/3) or more of all Restricted Shares eligible for inclusion in the registration statement of the Restricted Shares requested for inclusion in any Demand Registration are not included in such Demand Registration, then notwithstanding the terms and provision of Section 3.2(b) a majority of the Demand Holders shall be entitled to an additional Demand Registration hereunder (on the same terms and conditions as would have applied to the Demand Holders had such initial Demand Registration not be made).

(e) The Corporation will pay all expenses of any Demand Registration, except that each Demand Holder whose Restricted Shares are included in such registration shall pay all underwriting discounts and commissions applicable to its Common Shares and all accounting and legal fees and expenses of its own accountant and counsel, if any. If the Demand Registration is for an underwritten offering, each Demand Holder including

       Restricted Shares in such Demand Registration, shall be a party to the applicable underwriting agreement and shall provide customary representations, warranties, opinions and other agreements, and shall be responsible for its PRO RATA share of any underwriting fees, commissions or discounts payable to the underwriters.

(f) Notwithstanding the foregoing, the Corporation may decline to effect a Demand Registration pursuant to this Section 3.2 during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date one hundred and twenty
       (120) days following the effective date of, a registration statement pertaining to an underwritten public offering of Common Shares for the account of the Corporation, provided that the Corporation's estimate of the date of filing such registration statement is made in good faith. If the Corporation (i) shall furnish to the Shareholders requesting inclusion in such Demand Registration a certificate signed by the President or Chief Executive Officer of the Corporation stating that the Board of Directors of the Corporation has in good faith adopted a resolution stating that it would be detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future; or (ii) desires to postpone filing a registration statement in order to be able to include in such filing audited year-end financial statements prepared in the ordinary course of preparing its annual report to its shareholders (including on Form 10-K or such other applicable form); or
       (iii) gives notice to the Demand Holders, within thirty (30) days of the receipt of the Demand, that it is engaged or has plans to engage in an firm underwritten registered public offering of its securities within thirty (30) days of the notice date, then the Corporation may delay a requested Demand Registration for not more than one hundred and twenty
       (120) days from the date of the Demand, provided that such delay may be invoked on not more than three (3) occasions in total and on not more than one (1) occasion within any twelve (12) month period; and, provided further that such delay may not be invoked within one hundred and eighty
       (180) days of the Corporation having declined to effect a Demand Registration pursuant to the circumstances set forth in the first sentence of this Subsection 3.2(f).

3.3 EXPIRATION. This Agreement and all of the rights and obligations of the Shareholders, Warrant Holders and of the Corporation pursuant to this Article 3 shall automatically expire on the date when 2/3 of the Restricted Shares owned by all of the Shareholders on the date hereof have been sold in registered transactions or may be immediately sold pursuant to Rule 144 (taking into account the volume limitations thereunder).

3.4 AMENDMENTS. In connection with any registration statement filed pursuant to this Article 3, the Corporation shall file any post-effective amendment or amendments to the registration statement which may be required under the Securities Act during the period reasonably required to effect the distribution contemplated thereby; provided, however, that the Corporation shall not be required to file any post-effective amendment to any registration statement described in this Article 3 more than one hundred and twenty (120) days after the effective date of the registration statement.

3.5 NOTIFICATION OF CERTAIN EVENTS. During the period for which the Corporation is required to file and keep effective a registration statement pursuant to this Agreement, the Corporation shall furnish each Shareholder who included his Restricted Shares in the registration statement with the number of copies of the registration statement (including exhibits) and prospectuses contained therein that are reasonably requested for the purposes contemplated by the Securities Act. The Corporation shall notify each Shareholder selling Restricted Shares covered by such registration statement during the period such registration statement is required to remain effective, or at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the registration statement or the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing. Each Shareholder who has included Restricted Shares in the registration statement agrees, upon receipt of such notice, forthwith to cease making offers and sales of such securities pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose and to return to the Corporation the copies of such prospectus not theretofore delivered by such Shareholder. Subject to Section 3.5 at the request of such Shareholder, the Corporation shall prepare and furnish to such Shareholder a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing. The Corporation shall promptly notify all Shareholders who has included Restricted Shares in the registration statement of any stop order, injunction or similar proceeding initiated by state or federal regulatory bodies and, subject to Section 3.5, use its reasonable efforts to take all necessary steps expeditiously to remove such stop order or similar proceeding. The Corporation shall be permitted to suspend the effectiveness of a registration statement during such time as any such stop order, injunction or other similar proceeding is in effect.

3.6 PROVISION OF INFORMATION. As a condition to the Corporation's obligation under Article 3 to cause the registration statement or an amendment to be filed or Restricted Shares to be included in the registration statement, the holders of any Restricted Shares that are to be included in such registration statement shall provide such information and execute such documents and certificates (including any agreement or undertaking relating to expenses, indemnification or other matters contemplated by this Agreement) as may reasonably be required by the Corporation in connection with such registration.

3.7 REPORTS. After the first registration statement under the Securities Act for any securities of the Corporation shall have become effective, the Corporation will use its best efforts to file by the required filing date (as such date may be extended) all reports required to be filed by it pursuant to the 1934 Act and, upon the request of any Shareholder, to furnish such Shareholder such information as may be necessary to enable it to effect sales of its securities pursuant to Rule 144 or Rule 144A.

3.8 NEW CERTIFICATES. As expeditiously as possible after the effectiveness of any registration statement provided for in this Article 3, the Corporation shall deliver, in exchange for any certificate evidencing Restricted Shares the sale of which has been registered, new share certificates not bearing the legend set forth in Section 2.2 of this Agreement. In the event that any of such Common Shares remain unsold when such registration statement ceases to be effective, the share certificates not bearing such legends evidencing such unsold Common Shares shall be delivered to the Corporation in exchange for share certificates bearing such legends.

3.9 STATE SECURITIES LAWS. In connection with the offering of any Common Shares the sale of which is registered pursuant to this Article 3, the Corporation shall use reasonable efforts to qualify or register the Common Shares to be sold under the securities or "Blue Sky" laws of such jurisdictions within the United States as may be reasonably requested by the holder of any Common Shares so registered; provided, however, that the Corporation shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction in which it is not then qualified or to file any general consent to service of process. The expense of such qualification or registration shall be borne by the Corporation.

3.10 INDEMNIFICATION. In connection with any registration of the sale of Common Shares pursuant to this Article 3, to the extent permitted by law, the Corporation shall indemnify the Offering Holders of Common Shares and the Offering Holders of Common Shares shall indemnify the Corporation in the manner provided in this Section 3.10.

(a) The Corporation shall indemnify and hold harmless each holder of Restricted Shares included in the registration statement pursuant to the provisions of this Article 3 (the "Offering Holder") and each officer, each director and each partner (and each officer or director of such partner), if any, of the Offering Holder, each underwriter, if any, for the sale or distribution of such Offering Holder's Common Shares, and each Person, if any, who controls such Offering Holder or underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which such Offering Holder, officer, director, partner, partner's officer or director, underwriter or controlling Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, prospectus or any amendment or supplement thereto filed by the Corporation in which an Offering Holder's Restricted Shares are included pursuant to the provisions of this Article 3, or arise out of or are based upon the omission or alleged omission to state therein a materiel fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading and, subject to Section 3.10(c) of this Agreement, the Corporation shall reimburse each Offering Holder, officer, director, partner, partner's officer or director, underwriter or controlling Person thereof for any legal or other expenses reasonably incurred by such Offering Holder, officer, director, partner, partner's officer or director, underwriter or controlling Person thereof in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be required to indemnify and hold harmless or reimburse an Offering Holder, officer, director, partner, partner's officer or director, underwriter or controlling Person thereof, as the case may be, to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any document made in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of an Offering Holder, officer, director, partner, partner's officer or director, underwriter or controlling Person thereof for use in the preparation of such documents.

(b) Each Offering Holder shall severally and not jointly indemnify and hold harmless the Corporation, each of its directors and officers, each other Offering Holder, and each underwriter, if any, for the sale or distribution of such Offering Holder's shares, and each Person, if any, who controls the Corporation, such other Offering Holder(s) or such underwriter within the meaning the Securities Act, against all losses, claims, damages or liabilities to which the Corporation or any such director, officer, other Offering Holder, underwriter or controlling Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any registration statement, prospectus or any amendment or supplement thereto filed by the Corporation in which an Offering Holder's Restricted Shares are included pursuant to the provisions of this Article 3, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading, in each case, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Corporation by and on behalf of such Offering Holder for use in the preparation thereof; and, subject to Section 3.10(c), such Offering Holder shall reimburse the Corporation or any such director, officer, underwriter, other Offering Holder(s) or controlling Person thereof for any legal or other expenses reasonably incurred by the Corporation or any such director, officer, other Offering Holder(s), underwriter or controlling Person thereof in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of any such Offering Holder, to an amount equal to the net proceeds actually received by such Offering Holder from the sale of Common Shares effected pursuant to such registration.

(c)    Promptly after receipt by an indemnified party under Section 3.10(a) or
       Section 3.10(b) of notice of the commencement of any action, the indemnified party shall notify the indemnifying party. The failure to so notify the indemnifying party shall relieve the indemnifying party from any liability hereunder with respect to the action to the extent such failure prevents the indemnifying party from contesting such action; provided, however, that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to assume and control the defence of the action at its expense and if the indemnifying party gives notice to such indemnified party of its election to assume and control the defense, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense or investigation of the action.

3.11     STANDBY.

(a) Each of the Shareholders, Warrant Holders and the Corporation agree that, with respect to any registration statement under the Securities Act that the Corporation may file (other than on Forms S-8 or F-8 ), neither such Shareholder, Warrant Holder nor the Corporation will sell any securities of the Corporation (whether or not such securities are Restricted Shares, and however acquired) other than securities, if any, of such Shareholder, Warrant Holder or the Corporation included in such registration statement for a period of at least five (5) days before, and until one hundred and twenty (120) days after, the date such registration statement is declared effective, provided that such Shareholder or Warrant Holder shall be so limited only if notice of the effective date of such registration statement has been given to such Shareholder or Warrant Holder.

(b) The Corporation agrees that any registration rights that it may grant with respect to its securities subsequent to the date of this Agreement will provide that upon receipt of a request from a holder or holders of Restricted Shares pursuant to this Article 3 of this Agreement, the Corporation shall not be obligated to file a registration statement under the Securities Act at the request of any holder or holders of subsequently issued securities of the Corporation until at least one hundred and twenty (120) days after the date on which the registration statement filed pursuant to this Article 3 of this Agreement becomes effective.

3.12 MERGERS, ETC. The Corporation agrees that, as a condition to any merger, amalgamation, consolidation or other business combination or the sale of all or substantially all of its assets in exchange for securities of another company, it will require the surviving, consolidated or purchasing company to enter into an agreement to register the sale of the securities of such surviving, continuing, consolidated or purchasing company to be received by the Shareholders and Warrant Holders on substantially the same terms and provisions as are provided in this Agreement.

3.13 ASSIGNMENT. The registration rights contained in this Agreement shall be transferable by a Shareholder or transferee of a Shareholder to any Person who acquires Restricted Shares from such Shareholder or transferee in compliance with the terms and conditions of this Agreement (including any pledgee but excluding any Person who acquires such shares in a transaction with respect to which a registration statement under the Securities Act is effective at the time or in a sale complying with Rule 144).

3.14 LIMITATION OF REGISTRATION RIGHTS. Nothing contained in this Agreement shall create any obligation on behalf of the Corporation to register under the Securities Act any securities that are not Common Shares.

                                    ARTICLE 4

                                     GENERAL

4.1 ENTIRE AGREEMENT. This Agreement, together with any Schedules attached to this Agreement and any agreements and documents to be delivered pursuant to the terms of this Agreement, constitutes the entire agreement between the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written with respect to the subject matter hereof including without limitation the Shareholder Agreement dated July 16, 1997, as amended by Agreements dated June 16, 1998, October 8, 1998, and October 23, 1998. There are no conditions, representations, warranties or other agreements between the Parties in connection with the subject matter of this Agreement, whether oral or written, express or implied, statutory or otherwise, except as specifically set out in this Agreement.

4.2 AMENDMENT. No amendment of this Agreement will be effective unless made in writing and signed by the parties (the "Amending Agreement"). This Agreement may and shall be amended if a majority of the holders of the Common Shares approve such an amendment, in which case such amendment shall be deemed to be agreed to by the Warrant Holders and the Corporation and the Warrant Holders and the Corporation shall execute the Amending Agreement.

4.3 WAIVER. A waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the Party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a Party in respect of any default, breach, non-observance or by anything done or omitted to be done by another Party. The waiver by a Party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that Party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-compliance (whether of the same or any other nature).

4.4 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York.

4.5 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4.6 FURTHER ASSURANCES. Each Party shall promptly do, execute, deliver or cause to be done, executed and delivered all further acts, documents and things in connection with this Agreement that another Party may reasonably require for the purposes of giving effect to this Agreement.

4.7 NOTICES.

(a) Any notice or other communication required or permitted to be given by this Agreement shall be in writing and shall be effectively given and made if (i) delivered personally; or (ii) sent by prepaid courier service; or (iii) sent by registered mail; or
       (iv) sent prepaid by fax or other similar means of electronic communication, in each case to the applicable address set out below:

       (i) if to the Common Shareholders or to the Preference Shareholders, to the addresses and facsimile numbers set out in Schedules 1 and 2, respectively;

       (ii) if to the Warrant Holders, to the respective addresses and facsimile numbers set out in Schedule 3; and

       (iii)  if to the Corporation, to:

                  Capital Environmental Resource Inc.
                  1005 Skyview Drive
                  Burlington, ON  L7P 5B1
                  Canada
                  Attention:        General Counsel
                  Facsimile:        (905) 319-9408

(b) Any notice or other communication so given shall be deemed to have been given and received on the day of delivery if delivered, or on the day of faxing or sending by other means of recorded electronic communication, provided that such day is a Business Day and such notice or other communication is so delivered, faxed or sent prior to 4:30 p.m. on such day. Otherwise, such notice or other communication shall be deemed to have been given and received on the next following Business Day. Any notice or other communication sent by registered mail shall be deemed to have been given and received on the fifth (5th) Business Day following the mailing thereof; provided, however, that no such notice or other communication shall be mailed during any actual or apprehended disruption of postal services. Any such notice or other communication given in any other manner shall be deemed to have been given and received only upon actual receipt.

(c) Any Party may from time to time change its address under this Section 4.7 by notice to the Corporation given in the manner provided by this Section.

4.8 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding on, the Parties and their respective heirs, executors, administrators, successors and permitted assigns. Except as otherwise provided herein, no Party hereto may assign or transfer, whether absolutely, by way of security or otherwise, all or any part of its rights or obligations under this Agreement without the prior written consent of the Corporation.

4.9 SUBDIVISION, CONSOLIDATION, ETC., OF SHARES. The provisions of this Agreement relating to Common Shares shall apply MUTATIS MUTANDIS to any securities into which the Common Shares or any of them may be converted or changed, to any securities of the Corporation resulting from a reclassification, subdivision or consolidation of any Common Shares, to any securities of the Corporation which are received by the Shareholders as a dividend in kind, and to any securities of the Corporation or of any successor body corporate which may be received by the Shareholders or the Warrant Holders on an amalgamation, reorganization, merger or combination of the Corporation.

4.10 TERMINATION OF AGREEMENT. This Agreement shall come into force and be effective as of and from the date of this Agreement appearing on the first page hereof and will continue in full force until the earlier of the date upon which this Agreement expires pursuant to Section 3.3 hereof, or is terminated by the written agreement of the Shareholders and the Warrant Holders and the Corporation, or the Corporation is dissolved pursuant to the Act (provided that if the Corporation is dissolved and is subsequently revived pursuant to the Act, the dissolution shall be deemed not to have occurred for the purposes of this Section).

4.11 COUNTERPARTS. This Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been duly executed on the date first noted above.


CAPITAL ENVIRONMENTAL
RESOURCE INC.                               BRANARD INVESTMENT CORP.


By:                               C.S.      By:                             C.S.
   ------------------------------              ----------------------------
   Name:                                       Name:
   Title:                                      Title:


ENVIRONMENTAL OPPORTUNITIES                 ENVIRONMENTAL OPPORTUNITIES
FUND, L.P.                                  FUND (CAYMAN), L.P.

BY: ENVIRONMENTAL OPPORTUNITIES             BY: ENVIRONMENTAL OPPORTUNITIES
    MANAGEMENT CO., LLC                         MANAGEMENT CO., LLC
    ITS GENERAL PARTNER                         ITS GENERAL PARTNER


Per: /s/ Bruce R. McMaken                   Per: /s/ Bruce R. McMaken
    ----------------------------                -----------------------------
    Name: Bruce R. McMaken                      Name: Bruce R. McMaken
    Title: Manager                              Title: Manager


ENVIRONMENTAL OPPORTUNITIES                 ENVIRONMENTAL OPPORTUNITIES
FUND II, L.P.                               FUND II (INSTITUTIONAL), L.P.

BY: FUND II MGT. CO., LLC                   BY: FUND II MGT. CO., LLC
    ITS GENERAL PARTNER                         ITS GENERAL PARTNER

Per: /s/ Bruce R. McMaken                   Per: /s/ Bruce R. McMaken
    ----------------------------                -----------------------------
    Name: Bruce R. McMaken                      Name: Bruce R. McMaken
    Title: Manager                              Title: Manager

CERI INVESTORS, L.P.                        CABOT CAPITAL CORPORATION


Per:                                        Per:
     -----------------------------               ------------------------------
     Name:                                       Name:
     Title                                       Title:


SANDERS MORRIS MUNDY INC.


Per:
     -----------------------------
     Name:
     Title:

     /s/ GEORGE BALL                        /s/ MICHAEL S. CHADWICK
     -----------------------------          -----------------------------
     GEORGE BALL                            MICHAEL S. CHADWICK


     /s/ MORTON COHN                        /s/ CHARLES P. DAVIS
     -----------------------------          -----------------------------
     MORTON COHN                            CHARLES P. DAVIS


     /s/ SAMUEL A. JONES                    /s/ SUSAN SANDERS KELLAR
     -----------------------------          -----------------------------
     SAMUEL A. JONES                        SUSAN SANDERS KELLAR


     /s/ R. LARRY KINNEY                    /s/ JOHN H. AND JODY F. MALANGA
     -----------------------------          -----------------------------
     R. LARRY KINNEY                        JOHN H. AND JODY F. MALANGA


     /s/ MICHAEL H. MCCONNELL               /s/ BRUCE MCMAKEN
     -----------------------------          -----------------------------
     MICHAEL H. MCCONNELL                   BRUCE MCMAKEN


     /s/ DONALD J. MOOREHEAD, JR.           /s/ BEN T. MORRIS
     -----------------------------          -----------------------------
     DONALD J. MOOREHEAD, JR.               BEN T. MORRIS


     /s/ JOHN I. MUNDY                      /s/ JOHN M. O'QUINN
     -----------------------------          -----------------------------
     JOHN I. MUNDY                          JOHN M. O'QUINN

     /s/ HUMBERT B. POWELL, III             /s/ LEONARD RAUCH
     -----------------------------          -----------------------------
     HUMBERT B. POWELL, III                 LEONARD RAUCH


     /s/ REX C. AND ADRIAN T. ROSS          /s/ NOLAN RYAN
     -----------------------------          -----------------------------
     REX C. AND ADRIAN T. ROSS              NOLAN RYAN


     /s/ CHRISTINE M. SANDERS               /s/ KATHERINE U. SANDERS
     -----------------------------          -----------------------------
     CHRISTINE M. SANDERS                   KATHERINE U. SANDERS


     /s/ LAURA K. SANDERS                   /s/ BRAD D. SANDERS
     -----------------------------          -----------------------------
     LAURA K. SANDERS                       BRAD D. SANDERS


     /s/ BRET D. SANDERS                    /s/ DON A. SANDERS
     -----------------------------          -----------------------------
     BRET D. SANDERS                        DON A. SANDERS


     /s/ STEPHEN D. SCOTT                   /s/ ALLEN FRACASSI
     -----------------------------          -----------------------------
     STEPHEN D. SCOTT                       ALLEN FRACASSI